UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2011

Kensey Nash Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34388	36-3316412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

735 Pennsylvania Drive, Exton, Pennsylvania 19341
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On December 16, 2011, Kensey Nash Corporation (the "Company") issued a press release announcing that the Company has agreed with St. Jude Medical, Inc. (“St. Jude Medical") to enter into non-binding mediation in an attempt to resolve a dispute over royalty payments to the Company relating to the Angio-Seal vascular closure device, as well as other related claims. The press release also announces the Company's withdrawal of its earnings guidance for the quarter ending December 31, 2011, the other two remaining quarters of fiscal 2012 and fiscal 2012 as a whole.  The press release is included as Exhibit 99.1 to this Form 8K and is incorporated herein by reference.

The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press release issued by the Company on December 16, 2011 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSEY NASH CORPORATION

By:	/s/ Michael Celano
Michael Celano
Chief Financial Officer

Dated: December 16, 2011